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                                  EXHIBIT 3.17

               Amendment to the Certificate of Limited Partnership
                  of RFS Partnership, L.P., dated July 10, 2003

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                                                             For Office Use Only
              State of Tennessee
                    [LOGO]
              Department of State               AMENDMENT TO THE
               Corporate Filings                 CERTIFICATE OF
            312 Eighth Avenue North            LIMITED PARTNERSHIP
     6/th/ Floor, William R. SnodgrassTower
               Nashville,TN 37243
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     Pursuant to the Tennessee Revised Uniform Limited Partnership Act, Section
61-2-202, the undersigned general partner(s) hereby execute(s) the following certificate of amendment:

     1. The name of the limited partnership is: RFS PARTNERSHIP, LP
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     2. The amendment to the certificate is as follows: THE PURPOSE OF THIS
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AMENDMENT IS TO REFLECT CHANGES IN THE GENERAL PARTNER OF THE LIMITED
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PARTNERSHIP. THE CURRENT GENERAL PARTNER RFS HOTEL INVESTORS, INC. WILL BE
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REPLACED BY A NEW GENERAL PARTNER CNL ROSE GP CORP.
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     3. If the amendment is not to be effective upon filing by the Secretary of
State, the delayed effective date/time is:

     DATE:_______________________ , _____________ TIME:_________________________

     [NOTE: A delayed effective date may not be later than the 90th day after the date this document is filed by the Secretary of State.]
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     [NOTE: Must be signed by at least one general partner and any new general partners added by this amendment.]

     ________________________________     ________________________________
     Signature Date                       Signature

     ________________________________     ________________________________
     Signer's Capacity                    Name (typed or printed)
     RFS HOTEL INVESTORS, INC., GENERAL PARTNER

             July 10, 2003                     /s/ Tammie A. Quinlan
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     Signature Date                       Signature

          Senior Vice President                    Tammie A. Quinlan
     --------------------------------     --------------------------------
     Signer's Capacity                    Name (typed or printed)
     CNL ROSE GP CORP., GENERAL PARTNER


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